UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K /A
Amendment No. 1
CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2011

ETERNAL IMAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-18889	20-4433227
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

28800 Orchard Lake Road, Suite 130, Farmington, MI		48334
(Address of principal executive offices)		(Zip Code)

Registrants’ telephone number including area code: (248) 932-3333

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

At the time of the filing of the original Form 8-K on April 12, 2011, the Registrant had not yet engaged a new auditor. This amendment reflects the disclosure contained in the original filing as well the disclosure of the relevant information regarding the newly appointed auditor.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant.

Demetrius & Company, L.L.C., formerly the independent registered public accountant for Eternal Image, Inc. (the “Company”), resigned as the Company's independent registered public accountant on April 7, 2011 based upon the fact that they have not received payment of their prior year audit fee and therefore are not independent under the laws of the Securities and Exchange Commission.  A copy of the resignation letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

On April 14, 2011, the Board of approved the engagement of, Silberstein Ungar PLLC CPAs and Business Advisors of Bingham Farms, MI be the Company's independent registered public accountant. No audit committee exists, other than the members of the Board of Directors.

In connection with audit of fiscal years ended December 31, 2009 and 2008 and the cumulative period of January 1, 2010 through September 30, 2010 and through the date of resignation of the accountants, no disagreements exist with the former independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with their report to the subject of the disagreement(s).

The audit reports by Demetrius & Company, L.L.C. for the fiscal years ended December 31, 2009 and 2008, contained an opinion which included a paragraph discussing uncertainties related to continuation of the Company as a going concern and did not include an adverse opinion or a disclaimer of opinion or were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided Demetrius & Company, L.L.C. with a copy of this Current Report on Form 8-K, and requested that Demetrius & Company, L.L.C. furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Demetrius & Company, L.L.C. agrees with the statements made by Company in response to the disclosures required by Item 304(a) of Regulation S-K contained herein. The Company subsequently received the requested letter, and a copy of such letter is attached as Exhibit 16.2 to this Current Report on Form 8-K.

The Company engaged Silberstein Ungar PLLC CPAs and Business Advisors as of April 14, 2011. During the last two fiscal years and subsequent interim period preceding their engagement, Silberstein Ungar PLLC CPAs and Business Advisors was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

SECTION 9 – FINANCIAL STATEMENTS and EXHIBITS

Item 9.01(d) Exhibits

Exhibit Number	Description
16.1	April 7, 2011, Resignation Letter from Demetrius & Company, L.L.C. (*)
16.2	April 11 2011, Letter from Demetrius & Company, L.L.C. addressed to the Securities and Exchange Commission (*)
16.3	April 20, 2011, Letter from Silberstein Ungar (new auditors) addressed to the Securities and Exchange Commission.

(*) Filed with registrant’s Form 8-K on April 12, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ETERNAL IMAGE, INC.

Date: April 20, 2011	By: /s/ Clint Mytych
Clint Mytych
Chief Executive Officer, Chief Financial Officer and Chairman

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